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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2000
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                Date of Report (Date of Earliest event reported):

                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)

   Florida                 001-15311                             65-0981457
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  State of              Commission File                       IRS Employer
Incorporation                Number                         Identification No.

               4 Mount Royal Avenue, Marlboro, Massachusetts 01752
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                     Address of principal executive offices

                                 (508) 481-8303
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               Registrant's telephone number, including area code

                  11701 N.W. 101st Road, Miami, Florida 33178
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          (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets.

            On May 10, 2000, Envision Development Corporation ("Envision") sold its wholly-owned subsidiary, perfumania.com, inc. ("perfumania.com"), to E Com Ventures, Inc. ("E Com"), formerly known as Perfumania, Inc., pursuant to the terms of a Stock Purchase Agreement (the "Agreement"), dated April 29, 2000, among Envision, ZERO.NET, Inc. ("ZERO.NET") and E Com. The transaction needs to be ratified by Envision's shareholders.

            Envision sold all the common stock of perfumania.com in exchange for 400,000 shares of common stock of Envision from E Com. As part of the transaction, ZERO.NET acquired 100,000 shares of common stock of Envision from E Com for $2,500,000, and Alta Limited ("Alta") acquired 500,000 shares of common stock of Envision from E Com through the exercise of an option granted by E Com pursuant to an Option Agreement (the "Option Agreement"), dated December 10, 1999, among Perfumania, Inc., Alta and Wainwright Facilities Corporation. On
May 10, 2000, Alta sold the 500,000 share of Envision common stock to ZERO.NET for $4,000,000 in addition to a warrant to purchase 100,000 shares of ZERO.NET common stock at $9.00 per share.

            Immediately prior to this transaction, ZERO.NET held 3,224,567 shares of Envision common stock and was, and continues to be, the largest single shareholder of Envision. On April 20, 2000, Garrick Hileman, an officer of ZERO.NET, resigned from the Board of Envision, and James Weinstock, the Chief Executive Officer and a member of the Board of Directors of ZERO.NET, was elected by Envision's Board for the balance of Garrick Hileman's unexpired term. Sunny Vanderbeck and Dean Willard were elected by Envision's Board as members since January, 2000. Dean Willard has been a member of the Board of ZERO.NET since its inception. Sunny Vanderbeck has been a member of the Board of ZERO.NET since January, 2000.

            Immediately prior to this transaction, E Com held 2,000,000 shares of Envision. Perfumania, Inc. was the former parent of perfumania.com before its reorganization on February 10, 2000. On February 10, 2000, perfumania.com effectuated a reorganization (the "Reorganization") in accordance with Section 607.11045, Florida Statutes, which does not require the approval of its shareholders, pursuant to an Agreement and Plan of Merger. Under the Reorganization, (i) perfumania.com became a wholly-owned subsidiary of Envision and (ii) each outstanding share of common stock, $0.01 par value, of perfumania.com was converted into one share of common stock, $0.01 par value, of Envision.

            Immediately prior to this transaction, Alta held an option to purchase shares of common stock of Envision at a price of $8.00 per share, pursuant to the Option Agreement.

            perfumania.com is an on-line discount fragrance retailers and wholesale distributors specializing in the sale of genuine designer fragrances, bath and body products, cosmetics and skin care treatment and related gifts and accessories for men, women and children.

            A copy of the Agreement is included herein as Exhibit 2.1, and a copy of Envision's press release with respect to the transaction is included herein as Exhibit 99.1. The Agreement, the press release and Envision's
Schedule 14f-1 filed with the Securities and Exchange Commission on January 21, 2000 containing information on the Option Agreement, are incorporated herein by reference into this Item 2 and the foregoing description of such transaction is qualified in its entirety by reference to such exhibits and Schedule 14f-1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (b)  Pro Forma Financial Information

                 As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from the date of this Current Report, or July 21, 2000.

            (c)  Exhibits

            Exhibit No.  Description
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              2.1         Perfumania.com, Inc. Stock Purchase Agreement, dated
                          as of April 29, 2000, Among Registrant, E Com Ventures, Inc. and ZERO.NET, Inc.*

              99.1        Press Release, dated May 15, 2000.


              99.2        Schedule 14f-1 filed on January 21, 2000.

* Exhibits and Schedules to the Stock Purchase Agreement have been omitted. Registrant agrees to provide Exhibits and Schedules to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of May, 2000.




            ENVISION DEVELOPMENT CORPORATION



            By: /s/ MICHAEL E. AMIDEO
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               Michael E. Amideo
               Chief Financial Officer